UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 3, 2006
THE PROGRESSIVE CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	1-9518	34-0963169

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6300 Wilson Mills Road, Mayfield Village, Ohio 44143

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code 440-461-5000
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
Item 1.02 Termination of a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10(A) 2006 Gainsharing Plan
EX-10(B) 2006 Information Technology Incentive Plan
EX-10(C) 2006 Progressive Capital Management Bonus Plan
EX-10(D) 2006 Director Compensation Schedule

Item 1.01 Entry Into a Material Definitive Agreement.
On February 3, 2006, the Compensation Committee (the “Committee”) of the Board of Directors of The Progressive Corporation (the “Company”) took the actions described below.
2005 Bonus Payments to Named Executive Officers. The 2005 bonuses for the named executive officers under The Progressive Corporation 2004 Executive Bonus Plan (“Executive Bonus Plan”) were tied to the growth and profitability of either (i) the “Core Business”, defined as the Agency, Direct and Commercial Auto businesses (with minor modifications from the publicly reported results for those businesses) weighted according to the net earned premiums for each business during the year, or (ii) a combination of the Core Business and the executive’s assigned business unit weighted on a basis determined by the Committee. At the February 3rd meeting, the Committee certified the 2005 performance results for the Agency, Direct and Commercial Auto businesses, and thus for the Core Business as a whole. As a result of these certifications and the bonus calculations required by the Executive Bonus Plan, cash bonuses were awarded to the named executive officers under the plan, as follows:

		2005 Executive
		Bonus Plan
Name	Title	Payment*

Glenn M. Renwick	President and Chief Executive Officer	$1,731,375
W. Thomas Forrester	Vice President and Chief Financial Officer	$767,728
Alan R. Bauer	Direct Group Business	$476,211**
Brian J. Passell	Claims Group President	$620,633
Robert T. Williams	Drive Group President	$694,739

*	The operation of the Executive Bonus Plan is described in more detail below. For an additional discussion, see the Company’s Proxy Statement dated March 11, 2004, Item 3, at pp. 30-36.

**	In 2005, Mr. Bauer also had a 25% cash bonus target under a component of the Company’s 2005 Gainsharing Plan, which resulted in an additional bonus payment to him in the amount of $128,235.
2006 Bonus Plans. The Committee approved the following employee cash bonus plans, each of which has at least one executive officer as an eligible participant:
•	The Progressive Corporation 2006 Gainsharing Plan (the “2006 Gainsharing Plan”), a copy of which is attached hereto as Exhibit 10(A);

•	The Progressive Corporation 2006 Information Technology Incentive Plan (the “2006 IT Incentive Plan”), a copy of which is attached hereto as Exhibit 10(B); and

•	2006 Progressive Capital Management Bonus Plan (the “2006 PCM Bonus Plan”), a copy of which is attached hereto as Exhibit 10(C).

2006 Salary and Variable Compensation Targets for Named Executive Officers. The Committee determined that the salary and variable compensation targets for the Company’s named executive officers for 2006 would be as follows:

		2006 Cash	2006 Equity
	2006	Bonus Target**	Grant Target***
Name	Salary*	(% of Salary)	(% of Salary)

Glenn M. Renwick	$750,000	150%	1000%
W. Thomas Forrester	$500,000	100%	175-225%
Alan R. Bauer	$440,000	100%	175-225%
Brian J. Passell	$425,000	100%	175-225%
Robert T. Williams	$480,000	100%	175-225%

*	Salary changes typically become effective in February of each year and, therefore, may not match calendar-year salary data disclosed in the Company’s Proxy Statement.

**	Under the Company’s Executive Bonus Plan, the named executives can earn a cash bonus ranging from 0 to 2 times the target bonus amount (i.e., salary times cash bonus target), under objective standards determined in advance by the Committee. See below for the bonus criteria that will be used to determine the actual cash bonus and for additional information.

***	The figure shown for each executive, when multiplied by his salary, represents the aggregate dollar value (or a range of dollar values, subject to a final determination by the CEO) on the date of grant of time-based and performance-based restricted shares that will be granted to the named executive officers under The Progressive Corporation 2003 Incentive Plan. Equity grants are typically awarded in March of each year.
The table below shows the Committee’s determination of the percentage of each named executive officer’s 2006 cash bonus that will derive, respectively, from the Core Business, Agency business or Direct business, in accordance with the Executive Bonus Plan:

	Core	Agency	Direct
Name	Business	Business	Business
Glenn M. Renwick	100%	0%	0%
W. Thomas Forrester	100%	0%	0%
Alan R. Bauer	50%	0%	50%
Brian J. Passell	100%	0%	0%
Robert T. Williams	50%	50%	0%
2006 Bonus Criteria. The performance of the Agency and Commercial Auto businesses will be determined by comparing actual growth and profitability results for 2006 to performance standards approved by the Committee under the following criteria (in each case, a “Standard Performance Calculation”):

Performance
Criteria	Description
Growth	Year-over-year change in net earned premiums
Profitability	Combined ratio determined in accordance with accounting principles generally accepted in the United States (GAAP)
For the Direct business, 50% of its performance score will be based on a Standard Performance Calculation as described above, and 50% will be based on a modified calculation, comparing actual performance results with standards approved by the Committee using the following criteria:

Performance
Criteria	Description
Growth	Change in lifetime earned premiums on new policies written during the year in the Direct business only, as compared with 2005
Profitability	Lifetime combined ratio for new policies written during the year in the Direct business only
Lifetime earned premium is the Company’s calculation of the premiums that are expected to be earned over the lifetime of new policies written by the Direct business during the year, based on the number of new policies written, average premium and the Company’s recent retention experience. Lifetime combined ratio is the Company’s calculation of the expected profitability on those same new policies, using current GAAP combined ratios for new and renewal business projected over the lifetime of the new policies.
The Company’s other executive officers will have their 2006 bonuses determined under one or more of the 2006 Gainsharing Plan, the 2006 IT Incentive Plan or the 2006 PCM Bonus Plan.
2006 Director Compensation. The Committee and the Board of Directors also approved a revised director compensation schedule for 2006. Beginning in April 2006, each Director (other than the non-executive Chairman) will be compensated by an annual lump sum grant of restricted stock under The Progressive Corporation 2003 Directors Equity Incentive Plan, with a dollar value on the date of grant determined according to such Director’s then current Committee assignments. The Chairman will receive restricted stock with a value equal to $200,000 on the date of grant. The restricted stock grants will generally vest 11 months from the date of the award, subject to forfeiture provisions under the plan and each Director’s right to defer receipt of such awards under the Company’s Directors Restricted Stock Deferral Plan. The restricted stock grants are typically approved by the Committee at its meeting held on the day before the Company’s Annual Meeting of Shareholders. Separate cash retainer and meeting fees will no longer be paid to Directors. The revised 2006 Director compensation schedule is attached hereto as Exhibit 10(D).
Item 1.02 Termination of a Material Definitive Agreement.
2005 Bonus Plans. February 3, 2006, the Committee terminated the following employee cash bonus plans:
•	The Progressive Corporation 2005 Gainsharing Plan;

•	The Progressive Corporation 2005 Information Technology Incentive Plan; and

•	2005 Progressive Capital Management Bonus Plan.

Each of the foregoing plans were attached as exhibits to the Company’s Current Report on Form 8-K filed on February 1, 2005.
Director Compensation. In addition, effective April 2006, the Committee terminated the schedule of non-employee director compensation that was put in place in December 2005 and was filed on the Company’s Current Report on Form 8-K on December 13, 2005.
Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

See exhibit index on page 7.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 9, 2006

THE PROGRESSIVE CORPORATION

	By:	/s/ Jeffrey W. Basch

	Name: Title:	Jeffrey W. Basch Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.
Under Reg.	Form 8-K
S-K Item 601	Exhibit No.	Description
(10)	10(A)	The Progressive Corporation 2006 Gainsharing Plan

(10)	10(B)	The Progressive Corporation 2006 Information Technology Incentive Plan

(10)	10(C)	2006 Progressive Capital Management Bonus Plan

(10)	10(D)	2006 Director Compensation Schedule